UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 2, 2006

New Jersey State of Incorporation	Commission File Number 1-3822	21-0419870 I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 4.01 Change in Registrant’s Independent Registered Public Accounting Firm
SIGNATURES

Item 4.01 Change in Registrant’s Independent Registered Public Accounting Firm
As previously reported in a Form 8-K filed on November 16, 2005, Siegfried & Schieffer, LLC resigned as the independent registered public accounting firm for the Campbell Soup Company Savings Plus Plan for Salaried Employees and the Campbell Soup Company Savings Plus Plan for Hourly-Paid Employees (collectively, the “Savings Plans”). On March 2, 2006, the Administrative Committee of the Savings Plans engaged Parente Randolph, LLC to audit the Savings Plans’ financial statements as of and for the year ended December 31, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)
Date: March 3, 2006

By:	/s/ Robert A. Schiffner
Robert A. Schiffner
Senior Vice President and Chief Financial Officer

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